UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1)

                         GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-688120-03                 13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-1 Mortgage Pass-through Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-1
Mortgage Pass-Through Certificates, Series 2002-1
----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein






Date: October 29, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25,   2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on  October 25, 2002


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


                                            GSR MORTGAGE LOAN TRUST 2002-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    October 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        74,707,000.00    55,230,688.37    2,489,647.90   270,334.16    2,759,982.06     0.00            0.00       52,741,040.47
A2A      141,000,000.00    68,131,989.94   27,044,110.61   186,568.10   27,230,678.71     0.00            0.00       41,087,879.33
A2B       65,700,000.00    65,700,000.00            0.00   281,469.75      281,469.75     0.00            0.00       65,700,000.00
A2C       83,683,000.00    83,683,000.00            0.00   413,742.70      413,742.70     0.00            0.00       83,683,000.00
A3        80,312,000.00    69,983,508.37    4,229,726.31   346,700.20    4,576,426.51     0.00            0.00       65,753,782.06
B1         6,231,000.00     6,187,379.24        6,457.49    30,769.08       37,226.57     0.00            0.00        6,180,921.75
B2         4,154,000.00     4,124,919.50        4,305.00    20,512.72       24,817.72     0.00            0.00        4,120,614.50
B3         1,846,000.00     1,833,076.90        1,913.10     9,115.67       11,028.77     0.00            0.00        1,831,163.80
B4         1,385,000.00     1,375,304.15        1,435.34     6,839.22        8,274.56     0.00            0.00        1,373,868.81
B5           692,000.00       687,155.58          717.15     3,417.14        4,134.29     0.00            0.00          686,438.43
B6         1,847,051.00     1,834,120.56        1,914.18     9,120.86       11,035.04     0.00            0.00        1,832,206.38
R1               100.00             0.00            0.00         0.00            0.00     0.00            0.00                0.00
R2               100.00             0.00            0.00         0.00            0.00     0.00            0.00                0.00
R3               100.00             0.00            0.00         0.00            0.00     0.00            0.00                0.00
TOTALS   461,557,351.00   358,771,142.61   33,780,227.08 1,578,589.60   35,358,816.68     0.00            0.00      324,990,915.53

X2       290,383,000.00   217,514,989.94            0.00   205,406.55      205,406.55     0.00            0.00      190,470,879.33
X3        80,312,000.00    69,983,508.37            0.00         0.00            0.00     0.00            0.00       65,753,782.06

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      36229RAU3     739.29736665   33.32549694     3.61859210    36.94408904          705.97186970     A1          5.873564 %
A2A     36229RAV1     483.20560241  191.80220291     1.32317801   193.12538092          291.40339950     A2A         3.286000 %
A2B     36229RAW9   1,000.00000000    0.00000000     4.28416667     4.28416667        1,000.00000000     A2B         5.141000 %
A2C     36229RAX7   1,000.00000000    0.00000000     4.94416668     4.94416668        1,000.00000000     A2C         5.933000 %
A3      36229RAY5     871.39541252   52.66618077     4.31691653    56.98309730          818.72923175     A3          5.944833 %
B1      36229RBB4     992.99939657    1.03634890     4.93806452     5.97441342          991.96304766     B1          5.967453 %
B2      36229RBC2     992.99939817    1.03635051     4.93806452     5.97441502          991.96304766     B2          5.967453 %
B3      36229RBD0     992.99940412    1.03634886     4.93806609     5.97441495          991.96305525     B3          5.967453 %
B4      36229RAR0     992.99938628    1.03634657     4.93806498     5.97441155          991.96303971     B4          5.967453 %
B5      36229RAS8     992.99939306    1.03634393     4.93806358     5.97440751          991.96304913     B5          5.967453 %
B6      36229RAT6     992.99941366    1.03634388     4.93806614     5.97441002          991.96306978     B6          5.967453 %
R1      36229RBE8       0.00000000    0.00000000     0.00000000     0.00000000            0.00000000     R1          5.997860 %
R2      36229RBF5       0.00000000    0.00000000     0.00000000     0.00000000            0.00000000     R2          5.997860 %
R3      36229RBG3       0.00000000    0.00000000     0.00000000     0.00000000            0.00000000     R3          5.997860 %
TOTALS                777.30566274   73.18749665     3.42013749    76.60763414          704.11816609

X2      36229RAZ2     749.06241047    0.00000000     0.70736424     0.70736424          655.92985585     X2          1.133199 %
X3      36229RBA6     871.39541252    0.00000000     0.00000000     0.00000000          818.72923175     X3          0.000000 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                               55,428,283.46
                                        Pool 2 Mortgage Loans                              200,918,889.48
                                        Pool 3 Mortgage Loans                               68,643,743.15
Sec. 4.01(c)    Available Distribution                                                      35,564,223.25
                                        Principal Distribution Amount                          374,242.39
                                        Principal Prepayment Amount                         33,405,984.72

Sec. 4.01(e)    Principal Prepayments
                                        Class A1
                                                              Payoffs in Full                           2,423,768.13
                                                              Partial Principal Prepayments                 4,524.03
                                                              Liquidation Proceeds                              0.00
                                                              Condemnation Proceeds                             0.00
                                                              Insurance Proceeds                                0.00
                                                              Repurchased Principal                             0.00
                                        Class A2a
                                                              Payoffs in Full                          26,781,270.94
                                                              Partial Principal Prepayments                38,715.72
                                                              Liquidation Proceeds                              0.00
                                                              Condemnation Proceeds                             0.00
                                                              Insurance Proceeds                                0.00
                                                              Repurchased Principal                             0.00
                                        Class A2b
                                                              Payoffs in Full                                   0.00
                                                              Partial Principal Prepayments                     0.00
                                                              Liquidation Proceeds                              0.00
                                                              Condemnation Proceeds                             0.00
                                                              Insurance Proceeds                                0.00
                                                              Repurchased Principal                             0.00
                                        Class A2c
                                                              Payoffs in Full                                   0.00
                                                              Partial Principal Prepayments                     0.00
                                                              Liquidation Proceeds                              0.00
                                                              Condemnation Proceeds                             0.00
                                                              Insurance Proceeds                                0.00
                                                              Repurchased Principal                             0.00
                                        Class A3
                                                              Payoffs in Full                           4,145,055.66
                                                              Partial Principal Prepayments                12,650.24
                                                              Liquidation Proceeds                              0.00
                                                              Condemnation Proceeds                             0.00
                                                              Insurance Proceeds                                0.00
                                                              Repurchased Principal                             0.00
                                        Class B1
                                                              Payoffs in Full                                   0.00
                                                              Partial Principal Prepayments                     0.00
                                                              Liquidation Proceeds                              0.00
                                                              Condemnation Proceeds                             0.00
                                                              Insurance Proceeds                                0.00
                                                              Repurchased Principal                             0.00
                                        Class B2
                                                              Payoffs in Full                                   0.00
                                                              Partial Principal Prepayments                     0.00
                                                              Liquidation Proceeds                              0.00
                                                              Condemnation Proceeds                             0.00
                                                              Insurance Proceeds                                0.00
                                                              Repurchased Principal                             0.00
                                        Class B3
                                                              Payoffs in Full                                   0.00
                                                              Partial Principal Prepayments                     0.00
                                                              Liquidation Proceeds                              0.00
                                                              Condemnation Proceeds                             0.00
                                                              Insurance Proceeds                                0.00
                                                              Repurchased Principal                             0.00
                                        Class B4
                                                              Payoffs in Full                                   0.00
                                                              Partial Principal Prepayments                     0.00
                                                              Liquidation Proceeds                              0.00
                                                              Condemnation Proceeds                             0.00
                                                              Insurance Proceeds                                0.00
                                                              Repurchased Principal                             0.00
                                        Class B5
                                                              Payoffs in Full                                   0.00
                                                              Partial Principal Prepayments                     0.00
                                                              Liquidation Proceeds                              0.00
                                                              Condemnation Proceeds                             0.00
                                                              Insurance Proceeds                                0.00
                                                              Repurchased Principal                             0.00
                                        Class B6
                                                              Payoffs in Full                                   0.00
                                                              Partial Principal Prepayments                     0.00
                                                              Liquidation Proceeds                              0.00
                                                              Condemnation Proceeds                             0.00
                                                              Insurance Proceeds                                0.00
                                                              Repurchased Principal                             0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1
                                                              Accrued and Paid for Current Month          270,334.16
                                                              Accrued and Paid from Prior Months                0.00
                                        Class A2a
                                                              Accrued and Paid for Current Month          186,568.10
                                                              Accrued and Paid from Prior Months                0.00
                                        Class A2b
                                                              Accrued and Paid for Current Month          281,469.75
                                                              Accrued and Paid from Prior Months                0.00
                                        Class A2c
                                                              Accrued and Paid for Current Month          413,742.70
                                                              Accrued and Paid from Prior Months                0.00
                                        Class A3
                                                              Accrued and Paid for Current Month          346,700.20
                                                              Accrued and Paid from Prior Months                0.00
                                        Class X2
                                                              Accrued and Paid for Current Month          205,406.55
                                                              Accrued and Paid from Prior Months                0.00
                                        Class X3
                                                              Accrued and Paid for Current Month                0.00
                                                              Accrued and Paid from Prior Months                0.00
                                        Class B1
                                                              Accrued and Paid for Current Month           30,769.08
                                                              Accrued and Paid from Prior Months                0.00
                                        Class B2
                                                              Accrued and Paid for Current Month           20,512.72
                                                              Accrued and Paid from Prior Months                0.00
                                        Class B3
                                                              Accrued and Paid for Current Month            9,115.67
                                                              Accrued and Paid from Prior Months                0.00
                                        Class B4
                                                              Accrued and Paid for Current Month            6,839.22
                                                              Accrued and Paid from Prior Months                0.00
                                        Class B5
                                                              Accrued and Paid for Current Month            3,417.14
                                                              Accrued and Paid from Prior Months                0.00
                                        Class B6
                                                              Accrued and Paid for Current Month            9,120.86
                                                              Accrued and Paid from Prior Months                0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                 92,395.14
                                                              ABN AMRO Mortgage Group                      34,864.88
                                                              Bank One                                     38,754.50
                                                              Country Wide Home Loans                         767.41
                                                              Bank of America                              18,008.37
                                        Trustee Fee Paid                                                    2,242.32

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                 0.00
                                        Current Period Reimbursed Advances                                      0.00
                                        Aggregate Unreimbursed Advances                                         0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                 0.00
                                        Current Period Reimbursed Advances                                      0.00
                                        Aggregate Unreimbursed Advances                                         0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                     661
                                        Balance of Outstanding Mortgage Loans                         324,990,916.09

Sec. 4.01(l)       Number and Balance of Delinquent Loans
                    Group Totals
                                                              Principal
                    Period                Number                Balance              Percentage
                   30-59 days                      1               306,929.24                  0.09 %
                   60-89 days                      1               395,585.19                  0.12 %
                   90+days                         0                     0.00                  0.00 %
                    Total                          2               702,514.43                  0.21 %


Sec. 4.01(l)       Number and Balance of REO Loans
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %


Sec. 4.01(l)       Number and Balance of Loans in Bankruptcy
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %


Sec. 4.01(m)       Number and Balance of Loans in Foreclosure

                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %

Sec. 4.01(o)        Aggregate Principal Payment
                                          Scheduled Principal                       374,242.39
                                          Payoffs                                33,350,094.73
                                          Prepayments                                55,889.99
                                          Liquidation Proceeds                            0.00
                                          Condemnation Proceeds                           0.00
                                          Insurance Proceeds                              0.00
                                          Realized Losses                                 0.00

                                          Realized Losses Group 1                         0.00
                                          Realized Losses Group 2                         0.00
                                          Realized Losses Group 3                         0.00
                                          Realized Gains                                  0.00

Sec. 4.01(p)        Aggregate Amount of Mortgage Loans Repurchased                        0.00

Sec. 4.01(q)        Aggregate Amount of Shortfall Allocated for Current Period
                                          Class A1                                        0.00
                                          Class A2a                                       0.00
                                          Class A2b                                       0.00
                                          Class A2c                                       0.00
                                          Class A3                                        0.00
                                          Class X2                                        0.00
                                          Class X3                                        0.00
                                          Class B1                                        0.00
                                          Class B2                                        0.00
                                          Class B3                                        0.00
                                          Class B4                                        0.00
                                          Class B5                                        0.00
                                          Class B6                                        0.00

Sec. 4.01(s) Group I
                          Senior Percentage                                              95.360000 %
                          Senior Prepayment Percentage                                  100.000000 %
                          Subordinate Percentage                                          4.640000 %
                          Subordinate Prepayment Percentage                               0.000000 %

Sec. 4.01(s) Group II
                          Senior Percentage                                              95.410000 %
                          Senior Prepayment Percentage                                  100.000000 %
                          Subordinate Percentage                                          4.590000 %
                          Subordinate Prepayment Percentage                               0.000000 %

Sec. 4.01(s) Group III
                          Senior Percentage                                              96.030000 %
                          Senior Prepayment Percentage                                  100.000000 %
                          Subordinate Percentage                                          3.970000 %
                          Subordinate Prepayment Percentage                               0.000000 %
Aggregate
                          Scheduled Principal                                             374,242.39
                          Unscheduled Principal                                        33,405,984.72
                          Beginning Balance                                           358,771,143.20
                          Ending Balance                                              324,990,916.09
                          Net Wac                                                            5.96702
                          Weighted Averge Maturity                                         347.00000
Groups
                          Net Wac Group 1                                                    5.87356
                          Net Wac Group 2                                                    5.99786
                          Net Wac Group 3                                                    5.94483

                          Wam Group 1                                                         343.00
                          Wam Group 2                                                         348.00
                          Wam Group 3                                                         349.00



                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


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